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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 2, 2005
                (Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


                MASSACHUSETTS                        04-2762050
        (State or Other Jurisdiction of           (I.R.S. Employer
         Incorporation or Organization)          Identification No.)


        526 Boston Post Road, Wayland, MA              01778
    (Address of Principal Executive  Offices)        (Zip Code)


                                (508) 358 - 4422
                (Registrant's Telephone No., including Area Code)


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Item 8.01. Other Events.

On March 2, 2005, National Dentex Corporation (NADX) issued a press release announcing its acquisition of Green Dental Laboratories, Incorporated of Heber Springs, Arkansas. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

           (c) Exhibits

99.1       Press release of National Dentex Corporation dated March 2, 2005




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               NATIONAL DENTEX CORPORATION
                                               ---------------------------
                                               Registrant




March 2, 2005


                                               By:  /s/  Richard F. Becker, Jr.
                                                   -----------------------------
                                               Richard F. Becker, Jr.
                                               Vice President, Treasurer and
                                               Chief Financial Officer